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                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.   20549


                                  FORM 8-K



                              CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


                 Date of report (Date of earliest event reported):
                             November 8, 2006




                                 Versar Inc.
              (Exact Name of Registrant as Specified in its Charter)



                                  Delaware
                        (State or Other Jurisdiction)


                       1-9309 (Commission File Number)


                                 54-0852979
                         (IRS EmployerIdentification No.)


                  6850 Versar Center, Springfield, Virginia 22151
                     (Address of Principal Executive Offices)



                                (703) 750-3000
                (Registrants Telephone Number, Including Area Code)



                                Not Applicable
            (Former Name or Former Address, if Changed Since Last Report)




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              Item 12.  Results of Operations and Financial Condition

	 In accordance with SEC Release No. 33-8255, the following information is furnished.

         On November 8, 2006, Versar, Inc. announced via press release the Company's results for its third quarter ended September 29, 2006. A copy of the Company's press release is attached hereto as Exhibit 99.1. This Form 8-K and the attached exhibit are provided under Item 12 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.




   	                   Exhibit No. 			Description
                              NONE

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      SIGNATURES




        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                    VERSAR, INC.





                             Date: November 8, 2006





                          By:  /S/

                          _______________________________________
                          James C. Dobbs
                          Senior Vice President & General Counsel